     AMERICAN STRATEGIC
     INCOME PORTFOLIO III


                             CSP




     ANNUAL REPORT
     MAY 31,
           2001




                                          [LOGO]USBANCORP
                                                Piper Jaffray(R)

[LOGO]USBANCORP
      Piper Jaffray(R)

AMERICAN STRATEGIC INCOME PORTFOLIO III

PRIMARY INVESTMENTS

Mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. The fund may also invest in asset-backed securities, U.S. government securities, corporate-debt securities, municipal obligations, unregistered securities, and mortgage-servicing rights. The fund borrows through the use of reverse repurchase agreements. Use of certain of these investments and investment techniques may cause the fund's net asset value to fluctuate to a greater extent than would be expected from interest-rate movements alone.

FUND OBJECTIVE

High level of current income. Its secondary objective is to seek capital appreciation. As with other investment companies, there can be no assurance this fund will achieve its objective.

AVERAGE ANNUALIZED TOTAL RETURNS

Based on net asset value for the periods ended May 31, 2001

[CHART]

                                                                                      SINCE
                                                                                    INCEPTION
                                                          ONE YEAR     FIVE YEAR     3/25/1993
American Strategic Income Portfolio III                    15.28%         8.96%        7.48%
Lehman Brothers Mutual Fund Government/Mortgage Index      12.59%         7.71%        6.75%

The average annualized total returns for American Strategic Income Portfolio III are based on the change in its net asset value (NAV), assume all distributions were reinvested, and do not reflect sales charges. NAV-based performance is used to measure investment management results. - Average annualized total returns based on the change in market price for the one-year, five-year, and since-inception periods ended May 31, 2001, were 23.05%, 12.83%, and 6.86%, respectively. These returns assume reinvestment of all distributions and reflect sales charges on distributions as described in the fund's dividend reinvestment plan, but not on initial purchases. - PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to net asset value.

Therefore, you may be unable to realize the full net asset value of your shares when you sell. - The fund uses the Lehman Brothers Mutual Fund Government/Mortgage Index as a benchmark. Although we believe this is the most appropriate benchmark available, it is not a perfect match. The benchmark index is comprised of U.S. government securities while American Strategic Income Portfolio III is comprised primarily of nonsecuritized, illiquid whole loans. This limits the ability of the fund to respond quickly to market changes. - The Lehman Brothers Mutual Fund Government/Mortgage Index is comprised of all U.S. government agency and Treasury securities and agency mortgage-backed securities. Developed by Lehman Brothers for comparative use by the mutual fund industry, this index is unmanaged and does not include any fees or expenses in its total return calculations. - The since inception number for the Lehman index is calculated from the month end following the fund's inception through May 31, 2001.

NOT FDIC INSURED      NO BANK GUARANTEE      MAY LOSE VALUE


[SIDENOTE]
TABLE OF CONTENTS

    1   Fund Overview

    4   Financial Statements and Notes

   14   Investments in Securities

   18   Independent Auditors' Report

   19   Federal Income Tax Information

   20   Shareholder Update

FUND OVERVIEW

July 15, 2001

FOR THE YEAR ENDED MAY 31, 2001, AMERICAN STRATEGIC INCOME PORTFOLIO III HAD A TOTAL RETURN OF 15.28% BASED ON ITS NET ASSET VALUE (NAV). The fund outperformed its benchmark, the Lehman Brothers Mutual Fund
Government/Mortgage Index, which had a return of 12.59% for the year. Based on its market price, the fund returned 23.05% over the same period.

LOWER SHORT- AND INTERMEDIATE-TERM INTEREST RATES CONTRIBUTED TO THE FUND'S EXCELLENT INCOME AND NET ASSET VALUE PERFORMANCE DURING THE YEAR. The Federal Reserve lowered short-term interest rates five times during the period from 6.5% to 4.0%, its most aggressive rate-cutting campaign since this country's last recession. After the period end, the Fed cut rates one more time to 3.75%, its lowest level since April 1994. The decreased short-term rates led to dramatically lower borrowing costs for the fund, which in turn increased the fund's income levels. Lower intermediate-term interest rates had a positive impact on net asset value as the value of the fund's investments rose. The fund's market price performance benefited from the volatile stock market as investors' demand for more stable investments drove them toward income-oriented products. This demand raised the fund's market price, which in turn tightened the gap between its net asset value ($12.37) and market price ($11.88) to a 3.96% discount at period end. As always, past performance is no guarantee of future results, and the fund's net asset value and market price will fluctuate.

BECAUSE OF THE FAVORABLE INTEREST-RATE ENVIRONMENT, WE INCREASED THE FUND'S USE OF LEVERAGE, OR BORROWING, DURING THE PERIOD. Over the past several months, falling short-term interest rates allowed us to borrow money at much lower costs and to invest those borrowed funds in higher-yielding mortgage investments. Although this strategy has resulted in more income for shareholders, it does increase reinvestment and interest-rate risks in the fund. Reinvestment risk is the risk that when the investments come due, we will have to redeploy the proceeds into lower-yielding whole loans or securities. (Alternatively, we could decrease the amount of leverage.) Interest-rate risk is

*All returns assume reinvestment of distributions and do not reflect sales charges, except the fund's total return based on market price, which does reflect sales charges on distributions as described in the fund's dividend reinvestment plan, but not on initial purchases. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost.

PORTFOLIO COMPOSITION
As a percentage of total assets on May 31, 2001

[CHART]

Commercial Loans                26%
Other Assets                     6%
Multifamily Loans               36%
Single-family Loans             13%
U.S. Agency Mortgage-backed
 Securities                     15%
Private Fixed-rate
 Mortgage-backed Securities      4%

DELINQUENT LOAN PROFILE
The chart below shows the percentage of single-family loans** in the portfolio that are 30, 60, 90, or 120 days delinquent as of May 31, 2001, based on principal amounts outstanding.

Current                     85.5%
30 Days                      8.3%
60 Days                      1.9%
90 Days                      1.3%
120+ Days                    3.0%

**As of May 31, 2001, there were no multifamily or commercial loans delinquent.

[SIDENOTE]
FUND MANAGEMENT

JOHN WENKER
is primarily responsible for the management of American Strategic Income Portfolio III. He has 15 years of financial experience.

CHRIS NEUHARTH
assists with the management of American Strategic Income Portfolio III. He has 20 years of financial experience.

RUSS KAPPENMAN
assists with the management of American Strategic Income Portfolio III. He has 15 years of financial experience.

the risk that the value of these investments will go down when rates rise again, resulting in a lower net asset value for the fund.

AS A RESULT OF HIGHER INCOME LEVELS, THE FUND INCREASED ITS MONTHLY DIVIDEND PAYOUT AFTER THE PERIOD END. In July 2001, we raised the monthly dividend of the fund from 8.5 cents to 8.75 cents per share. The fund's new dividend level will result in an annualized earnings rate of 8.84% based on the May 31, 2001, market price. Throughout the fiscal year, the fund paid out $1.02 per share in dividends resulting in an annualized distribution rate of 8.59% based on the May 31, 2001, market price. The fund's dividend reserve was high as of the end of the reporting period at 7.29 cents per share. Keep in mind that the fund's distribution rate and dividend reserve levels will fluctuate.

WE CONTINUED TO EMPHASIZE COMMERCIAL AND MULTIFAMILY LOANS OVER SINGLE-FAMILY WHOLE LOANS BECAUSE OF THE ATTRACTIVE YIELDS ON MORTGAGES IN THESE SECTORS. We increased the weighting in commercial loans to 26% of the fund's total assets and multifamily loans to 36% of total assets as of May 31. Many of our multifamily and commercial loans have prepayment penalties built into their loan agreements to compensate the fund if they prepay during falling rates. These penalties offset some of the consequences of reinvesting proceeds into lower-yielding securities. In the past year the fund experienced eight multifamily or commercial loan prepayments and received $921,369 in prepayment penalties from these borrowers.

IN FEBRUARY, FUND SHAREHOLDERS APPROVED OUR PROPOSAL TO INVEST IN THE PREFERRED STOCK OF REAL ESTATE INVESTMENT TRUST (REIT) COMPANIES RATED INVESTMENT GRADE. REIT companies manage real estate portfolios to earn profits for shareholders and their preferred stock pays out a specific dividend rate. Since this proposal passed, we have invested less than 1% of the portfolio's total assets in REIT- preferred stock. The yields on these investments are not as compelling as they were when we first proposed these as potential investment vehicles. However, it will be beneficial to have the added flexibility to invest in these instruments, should the yields look more attractive again in the future.

GEOGRAPHICAL DISTRIBUTION

We attempt to buy mortgage loans in many parts of the country to help avoid the risks of concentrating in one area. These percentages reflect principal value of whole loans as of May 31, 2001. Shaded areas without values indicate states in which the fund has invested less than 0.50% of its total principal value.


[MAP]

Alabama                 less than 0.50%
Alaska                  less than 0.50%
Arizona                 6%
Arkansas                less than 0.50%
California              8%
Colorado                6%
Connecticut             1%
Delaware                less than 0.50%
Florida                 6%
Georgia                 less than 0.50%
Hawaii                  less than 0.50%
Idaho                   less than 0.50%
Illinois                less than 0.50%
Indiana                 less than 0.50%
Iowa                    less than 0.50%
Kansas                  less than 0.50%
Kentucky                less than 0.50%
Louisiana               1%
Maine                   less than 0.50%
Maryland                less than 0.50%
Massachusetts           1%
Michigan                less than 0.50%
Minnesota               6%
Mississippi             less than 0.50%
Missouri                less than 0.50%
Montana                 less than 0.50%
Nebraska                less than 0.50%
New Hampshire           less than 0.50%
New Jersey              1%
New Mexico              2%
New York                2%
Nevada                  5%
North Carolina          less than 0.50%
North Dakota            1%
Ohio                    less than 0.50%
Oklahoma                4%
Oregon                  6%
Pennsylvania            less than 0.50%
Rhode Island            less than 0.50%
South Carolina          less than 0.50%
South Dakota
Tennessee               1%
Texas                   34%
Utah                    2%
Vermont
Virginia                less than 0.50%
Washington              4%
West Virginia           less than 0.50%
Wisconsin               less than 0.50%
Wyoming                 less than 0.50%

DESPITE THE SLUGGISH U.S. ECONOMY, THE REAL ESTATE MARKETS WE INVEST IN ARE FAIRLY HEALTHY WITH SUPPLY AND DEMAND IN BALANCE. New construction for all property types remains restrained in most markets. Therefore, we do not expect any problems from oversupply in the areas where we are concentrated. In addition, we have loan products in 48 states to help avoid the risk of an economic slowdown in one state or region. The Federal Reserve continues to keep its finger on the pulse of the economy in an attempt to save the United States from a recession. A recession could be potentially harmful to this fund because that type of environment typically leads to fewer home buyers, renters, office tenants, industrial tenants, and to some companies closing their doors. The fund may experience an increased level of credit losses from loans defaulting in that environment. However, losses would only result if the proceeds from the sales of foreclosed properties were less than the loan prices that the fund paid. Since inception, the fund's net credit losses have been very low, at 9 cents per share.

AS WAS THE CASE IN 1997 AND 1999, THE FUND MAY EXECUTE A TENDER OFFER FOR UP TO 10% OF THE FUND'S SHARES IN THE FOURTH QUARTER OF THIS YEAR. The offer may occur if the discount between the fund's market price and its net asset value per share exceeds 5% during the 12 weeks prior to October 1, 2001. The offer is also contingent upon the fund's board of directors determining at the time that the tender is in the best interest of shareholders. As stated earlier in the letter, the fund's market price was trading at a 3.96% discount to net asset value as of May 31, 2001.

WE APPRECIATE YOUR INVESTMENT IN AMERICAN STRATEGIC INCOME PORTFOLIO III AND THE TRUST YOU HAVE PLACED IN OUR ASSET MANAGEMENT CAPABILITIES. As the U.S. economy struggles to turn around, we will continue to monitor our whole loan investments and other holdings in order to achieve our goal of paying attractive monthly income while minimizing credit losses in the fund.

VALUATION OF WHOLE LOAN INVESTMENTS

The fund's investments in whole loans (single-family, multifamily, and commercial), participation mortgages, and mortgage servicing rights are generally not traded in any organized market; therefore, market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the fund's board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a U.S. Bancorp Piper Jaffray Asset Management, Inc., pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans, participation mortgages, or mortgage servicing rights, as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the loans. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and credit worthiness are factored into the pricing model each week. Certain mortgage loan information is received on a monthly basis and includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile, and the historical payment record. Valuations of whole loans are determined no less frequently than weekly.

POTENTIAL TENDER OFFER

The fund has completed two of three potential tender offers for up to 10% of the fund's shares. The first tender was in 1997 and the second in 1999. The next tender, for up to 10% of the fund's shares, may occur in late fourth-quarter 2001. This tender offer would be at net asset value, less expenses of the tender offer, and is contingent upon the discount between the fund's market price and net asset value per share exceeding five percent during the 12 weeks preceding September 30, 2001, and upon the board determining at the time that the tender offer continues to be in the best interest of the fund's shareholders.

For the purpose of calculating the discount to NAV, the difference between the fund's NAV per share and the closing NYSE market price, expressed as a percent of NAV per share, will be determined each Thursday during the period from July 12, 2001 through September 27, 2001. These weekly differences will be combined to determine the average discount during the twelve-week period.

               FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES  May 31, 2001
 ................................................................................

ASSETS:
Investments in securities at value* (note 2)  ..............    $316,762,390
Real estate owned (identified cost: $124,641) (note 2) .....         131,534
Cash in bank on demand deposit .............................      17,619,486
Accrued interest receivable ................................       2,122,073
Other assets ...............................................         209,833
Prepaid expenses ...........................................          88,397
                                                                ------------
  Total assets .............................................     336,933,713
                                                                ------------

LIABILITIES:
Reverse repurchase agreements payable (note 2) .............      72,407,372
Accrued investment management fee ..........................         141,981
Accrued administrative fee .................................          63,802
Accrued interest ...........................................         147,330
Other accrued expenses .....................................          98,739
                                                                ------------
  Total liabilities ........................................      72,859,224
                                                                ------------
  Net assets applicable to outstanding capital stock  ......    $264,074,489
                                                                ============

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital ...............    $312,303,603
Undistributed net investment income ........................       1,555,719
Accumulated net realized loss on investments ...............     (57,636,604)
Unrealized appreciation of investments .....................       7,851,771
                                                                ------------

  Total -- representing net assets applicable to
    capital stock ..........................................    $264,074,489
                                                                ============

  * Investments in securities at identified cost ...........    $308,917,512
                                                                ============

NET ASSET VALUE AND MARKET PRICE:
Net assets .................................................    $264,074,489
Shares outstanding (authorized 1 billion shares of $0.01
  par value) ...............................................      21,343,292
Net asset value ............................................    $      12.37
Market price ...............................................    $      11.88

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

        4  2001 Annual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------

                      STATEMENT OF OPERATIONS  For the Year Ended May 31, 2001
 ................................................................................

INCOME:
Interest (net of interest expense of $5,858,923) ...........    $24,759,074
Rental income from real estate owned (note 2)  .............          2,132
                                                                -----------

  Total investment income  .................................     24,761,206
                                                                -----------

EXPENSES (NOTE 3):
Investment management fee ..................................      1,612,097
Administrative fee .........................................        658,841
Custodian fees .............................................         35,730
Transfer agent fees ........................................         45,074
Reports to shareholders ....................................        109,653
Mortgage servicing fees ....................................        381,350
Directors' fees ............................................          7,542
Audit and legal fees  ......................................         40,578
Other expenses  ............................................        106,030
                                                                -----------
  Total expenses  ..........................................      2,996,895
                                                                -----------

  Net investment income ....................................     21,764,311
                                                                -----------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
 (NOTE 4):
Net realized gain on investments in securities  ............        888,476
Net realized loss on real estate owned  ....................       (114,994)
                                                                -----------

  Net realized gain on investments  ........................        773,482
Net change in unrealized appreciation or depreciation
  of investments ...........................................     14,215,872
                                                                -----------

  Net gain on investments ..................................     14,989,354
                                                                -----------

    Net increase in net assets resulting from
      operations  ..........................................    $36,753,665
                                                                ===========

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

        5  2001 Annual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------

                      STATEMENT OF CASH FLOWS  For the Year Ended May 31, 2001
 ................................................................................

CASH FLOWS FROM OPERATING ACTIVITIES:
Interest and rental income .................................    $ 24,761,206
Net expenses ...............................................      (2,996,895)
                                                                ------------
  Net investment income ....................................      21,764,311
                                                                ------------

Adjustments to reconcile net investment income to net cash
 provided by operating activities:
  Change in accrued interest receivable ....................         294,091
  Net amortization of bond discount and premium ............         (50,976)
  Change in accrued fees and expenses ......................        (103,980)
  Change in other assets ...................................        (283,136)
                                                                ------------
    Total adjustments ......................................        (144,001)
                                                                ------------

    Net cash provided by operating activities ..............      21,620,310
                                                                ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales of investments .........................      98,396,421
Purchases of investments ...................................     (78,608,110)
Net sales of short-term securities .........................         832,759
                                                                ------------

    Net cash provided by investing activities ..............      20,621,070
                                                                ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Net payments for reverse repurchase agreements .............      (3,188,628)
Distributions paid to shareholders .........................     (21,823,521)
                                                                ------------

    Net cash used by financing activities ..................     (25,012,149)
                                                                ------------
Net increase in cash .......................................      17,229,231
Cash at beginning of year ..................................         390,255
                                                                ------------

    Cash at end of year ....................................    $ 17,619,486
                                                                ============

Supplemental disclosure of cash flow information:
  Cash paid for interest on reverse
    repurchase agreements ..................................    $  6,019,175
                                                                ============

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

        6  2001 Annual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
 ................................................................................

                                                                 YEAR ENDED        YEAR ENDED
                                                                  5/31/01           5/31/00
                                                              ----------------  ----------------
OPERATIONS:
Net investment income  .....................................    $ 21,764,311      $ 22,311,301
Net realized gain (loss) on investments  ...................         773,482        (4,346,610)
Net change in unrealized appreciation or depreciation of
  investments  .............................................      14,215,872        (7,397,947)
                                                                ------------      ------------

  Net increase in net assets resulting from operations  ....      36,753,665        10,566,744
                                                                ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income  ................................     (21,823,521)      (23,620,197)
                                                                ------------      ------------

CAPITAL SHARE TRANSACTIONS (NOTE 6):
  Decrease in net assets from capital share
    transactions  ..........................................              --       (29,861,618)
                                                                ------------      ------------
  Total increase (decrease) in net assets  .................      14,930,144       (42,915,071)

Net assets at beginning of year  ...........................     249,144,345       292,059,416
                                                                ------------      ------------

Net assets at end of year  .................................    $264,074,489      $249,144,345
                                                                ============      ============

Undistributed net investment income  .......................    $  1,555,719      $  1,614,929
                                                                ============      ============

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

        7  2001 Annual Report - American Strategic Income Portfolio III

               NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1) ORGANIZATION
 ............................
                      American Strategic Income Portfolio Inc. III (the fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The fund emphasizes investments in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. It may also invest in asset-backed securities, U.S. government securities, corporate debt securities, municipal obligations, unregistered securities, and mortgage servicing rights. In addition, the fund may borrow using reverse repurchase agreements and revolving credit facilities. Fund shares are listed on the New York Stock Exchange under the symbol CSP.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ............................
                      INVESTMENTS IN SECURITIES
                      Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not readily available, or if such quotations or valuations are believed to be inaccurate, unreliable, or not reflective of market value, portfolio securities are valued according to procedures adopted by the fund's board of directors in good faith at "fair value," that is, a price that the fund might reasonably expect to receive for the security or other asset upon its current sale.

                      The current market value of certain fixed-income securities is provided by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Fixed-income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

                      Pricing services value domestic and foreign equity securities (and occasionally fixed-income securities) traded on a securities exchange or Nasdaq at the last reported sale price, up to the time of valuation. If there are no reported sales of a security on the valuation date, it is valued at the mean between the published bid and asked prices reported by the exchange or Nasdaq. If there are no sales and no published bid and asked quotations for a security on the valuation date or the security is not traded on an exchange or Nasdaq, the pricing service may obtain market quotations directly from broker-dealers.

                      The fund's investments in whole loans (single-family, multifamily, and commercial), participation mortgages, and mortgage servicing rights are generally not traded in any organized market and therefore, market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the fund's board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a U.S. Bancorp Piper Jaffray Asset Management, Inc. (the "advisor") pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans, participation mortgages, or mortgage servicing

--------------------------------------------------------------------------------

        8  2001 Annual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------
                      rights, as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the loans. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and creditworthiness are factored into the pricing model each week.

                      Certain mortgage loan information is received once a month. This information includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile, and the historical payment record. Valuations of whole loans, mortgage participations, and mortgage servicing rights are determined no less frequently than weekly.

                      Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium, is recorded on an accrual basis.

                      WHOLE LOANS AND PARTICIPATION MORTGAGES
                      Whole loans and participation mortgages may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional mortgage-backed securities. This is because whole loans and participation mortgages, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values. In addition, the individual loans underlying whole loans and participation mortgages may be larger than the loans underlying mortgage-backed securities. With respect to participation mortgages, the fund generally will not be able to unilaterally enforce its rights in the event of a default, but rather will be dependent on the cooperation of the other participation holders.

                      At May 31, 2001, loans representing 1.0% of net assets were 60 days or more delinquent as to the timely monthly payment of principal. Such delinquencies relate solely to single-family whole loans and represent 6.2% of total single-family principal outstanding at May 31, 2001. The fund does not record past due interest as income until received. The fund may incur certain costs and delays in the event of a foreclosure. Also, there is no assurance that the subsequent sale of the property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the accrued unpaid interest, and all of the foreclosure expenses. In this case, the fund may suffer a loss. The fund recognized a net realized loss of $114,994 or $0.01 per share on real estate sold during the year ended
                      May 31, 2001.

                      Real estate acquired through foreclosure, if any, is recorded at estimated fair value. The fund may receive rental or other income as a result of holding real estate. In addition, the fund may incur expenses associated with maintaining any real estate owned. On May 31, 2001, the fund owned three single-family homes with an aggregate value of $131,534, or 0.05% of net assets.

                      REVERSE REPURCHASE AGREEMENTS
                      Reverse repurchase agreements involve the sale of a portfolio-eligible security by the fund, coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements may increase the volatility of the fund's net asset value and involve the risk that interest costs on money borrowed may exceed the return on securities purchased with that borrowed money. Reverse repurchase agreements are considered to be borrowings by the fund,

--------------------------------------------------------------------------------

        9  2001 Annual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------
                      and are subject to the fund's overall restriction on borrowing under which it must maintain asset coverage of at least 300%. For the year ended May 31, 2001, the average borrowings outstanding were $90,623,312 and the average rate was 6.42%.

                      SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                      Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's net asset value if the fund makes such purchases while remaining substantially fully invested. As of May 31, 2001, the fund had no outstanding when-issued or forward commitments.

                      FEDERAL TAXES
                      The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                      The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the fund.

                      DISTRIBUTIONS TO SHAREHOLDERS
                      Distributions from net investment income are made monthly and realized capital gains, if any, will be distributed at least annually. These distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's capital stock. Under the plan, fund shares will be purchased in the open market unless the market price plus commissions exceeds the net asset value by 5% or more. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the fund will issue new shares at a discount of up to 5% from the current market price.

                      REPURCHASE AGREEMENTS AND OTHER SHORT-TERM SECURITIES
                      For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate balance of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default. In addition to repurchase agreements, the fund may invest in money market funds advised by the fund's advisor.

--------------------------------------------------------------------------------

        10  2001 Annual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------

                      USE OF ESTIMATES
                      The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) EXPENSES
 ............................
                      INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
                      Pursuant to an investment advisory agreement (the agreement), the advisor, a subsidiary of U.S. Bank National Association (U.S. Bank) and successor to, First American Asset Management, manages the fund's assets and furnishes related office facilities, equipment, research, and personnel. The agreement provides the advisor with a monthly investment management fee in an amount equal to an annualized rate of 0.20% of the fund's average weekly net assets and 4.50% of the daily gross income accrued by the fund during the month (i.e., investment income, including amortization of discount and premium, other than gains from the sale of securities or gains from options and futures contracts less interest on money borrowed by the fund). The monthly investment management fee shall not exceed in the aggregate 1/12 of 0.725% of the fund's average weekly net assets during the month (approximately 0.725% on an annual basis). For the year ended May 31, 2001, the effective investment management fee incurred by the fund was 0.62%. For its fee, the advisor provides investment advice and conducts the management and investment activity of the fund.

                      Pursuant to an administration agreement, U.S. Bank provides administrative services, including certain legal and shareholder services to the fund. Under this agreement, the administrator receives a monthly administrative fee in an amount equal to an annualized rate of 0.25% of the fund's average weekly net assets (computed by subtracting liabilities from the value of the total assets of the fund).

                      MORTGAGE SERVICING FEES
                      The fund enters into mortgage servicing agreements with mortgage servicers for whole loans and participation mortgages. For a fee, mortgage servicers maintain loan records, such as insurance and taxes and the proper allocation of payments between principal and interest.

                      OTHER FEES AND EXPENSES
                      In addition to the investment management, administrative, and mortgage servicing fees, the fund is responsible for paying most other operating expenses, including: outside directors' fees and expenses, custodian fees, registration fees, printing and shareholder reports, transfer agent fees and expenses, legal and auditing services, insurance, interest, expenses related to real estate owned, fees to outside parties retained to assist in conducting due diligence, taxes, and other miscellaneous expenses.

                      During the year ended May 31, 2001, the fund paid $73,300 for custody services to U.S. Bank.

(4) INVESTMENT
    SECURITY
    TRANSACTIONS
 ............................
                      Cost of purchases and proceeds from sales of securities and real estate, other than temporary investments in short-term securities, for the year ended May 31, 2001 aggregated $78,659,086 and $98,396,421, respectively. Included in proceeds from sales are $1,346,262 from sales of real estate owned and $921,369 from prepayment penalties.

--------------------------------------------------------------------------------

        11  2001 Annual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------

(5) CAPITAL LOSS
    CARRYOVER
 ............................
                      For federal income tax purposes, the fund had capital loss carryovers at May 31, 2001, which, if not offset by subsequent capital gains, will expire on the fund's fiscal year-ends as indicated below. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire.

                         CAPITAL LOSS
                           CARRYOVER      EXPIRATION
                         -------------    ----------
                         $ 18,771,178        2003
                           34,420,675        2004
                              871,623        2005
                               69,740        2008
                            3,503,388        2009
                         ------------
                         $ 57,636,604
                         ============

(6) CAPITAL SHARE
    TRANSACTIONS
 ............................
                      RETIREMENT OF FUND SHARES
                      The fund's board of directors has approved continuation of the plan to repurchase shares of the fund in the open market and retire those shares. Repurchases may only be made when the previous day's closing market value was at a discount from net asset value (NAV). Daily repurchases are limited to 25% of the previous four weeks average daily trading volume on the New York Stock Exchange. Under the current plan, cumulative repurchases in the fund cannot exceed 1,203,423 shares (5% of the outstanding shares as of September 9, 1998).

                      Pursuant to the plan, the fund repurchased and retired the following:

 YEAR               % OUTSTANDING                WEIGHTED AVERAGE
 ENDED    SHARES       SHARES          COST      DISCOUNT FROM NAV
-------   -------   -------------   ----------   -----------------
5/31/00   122,700       0.51%       $1,403,906         5.03%

                      No shares were repurchased during the fiscal year ended May 31, 2001.

                      REPURCHASE OFFER
                      During the fiscal year ended May 31, 2000, the fund completed an offer to shareholders to repurchase up to 10% of the fund's outstanding shares at net asset value. The deadline for submitting shares for repurchase was 5:00 p.m. Eastern Time on November 29, 1999. The repurchase price was determined on December 6, 1999, at the close of regular trading on the New York Stock Exchange (4 p.m. Eastern Time). The percentage of outstanding shares repurchased, the number of shares repurchased, the repurchase price per share (net asset value less two cents per share repurchase fee) and proceeds paid on December 10, 1999, by the fund were as follows:

PERCENTAGE               SHARES               REPURCHASE             PROCEEDS
REPURCHASED            REPURCHASED              PRICE                  PAID
-----------            -----------            ----------            -----------
    10%                 2,371,476               $11.98              $28,410,282

(7) PARENT COMPANY
    ACQUISITION
 ............................
                      On October 4, 2000, U.S. Bancorp, the parent company of the fund's investment advisor, announced that it had entered into an agreement to be acquired by Firstar Corporation. On February 27, 2001, this acquisition became effective. The new company is named U.S. Bancorp.

--------------------------------------------------------------------------------

        12  2001 Annual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------

(8) FINANCIAL
HIGHLIGHTS
 ............................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      AMERICAN STRATEGIC INCOME PORTFOLIO III

                                           Year     Year         Year        Year     Year
                                           Ended    Ended       Ended        Ended    Ended
                                          5/31/01  5/31/00   5/31/99 (e)    5/31/98  5/31/97
                                          -------  -------  --------------  -------  -------
PER-SHARE DATA
Net asset value, beginning
  of period ............................  $11.67   $12.25       $12.46      $12.12   $12.25
                                          ------   ------       ------      ------   ------
Operations:
  Net investment income ................    1.02     1.00         1.05        1.02     1.00
  Net realized and unrealized gains
    (losses) on investments ............    0.70    (0.53)       (0.24)       0.37    (0.13)
                                          ------   ------       ------      ------   ------
    Total from operations ..............    1.72     0.47         0.81        1.39     0.87
                                          ------   ------       ------      ------   ------
Distributions to shareholders:
  From net investment income ...........   (1.02)   (1.05)       (1.02)      (1.05)   (1.00)
                                          ------   ------       ------      ------   ------
Net asset value, end of period .........  $12.37   $11.67       $12.25      $12.46   $12.12
                                          ======   ======       ======      ======   ======
Per-share market value, end of
  period ...............................  $11.88   $10.56       $11.88      $11.38   $11.13
                                          ======   ======       ======      ======   ======
SELECTED INFORMATION
Total return, net asset value (a) ......   15.28%    3.99%        6.61%      11.86%    7.43%
Total return, market value (b) .........   23.05%   (2.20)%      13.80%      12.05%   19.18%
Net assets at end of period
  (in millions) ........................  $  264   $  249       $  292      $  300   $  324
Ratio of expenses to average weekly net
  assets including interest
  expense (c) ..........................    3.43%    3.55%        3.39%       3.47%    3.84%
Ratio of expenses to average weekly net
  assets excluding interest
  expense (c) ..........................    1.16%    1.21%        1.19%       1.42%    1.34%
Ratio of net investment income to
  average weekly net assets                 8.44%    8.30%        8.39%       8.22%    8.22%
Portfolio turnover rate (excluding
  short-term securities) ...............      23%      28%          44%         58%      46%
Amount of borrowings outstanding at end
  of period (in millions) ..............  $   72   $   76       $  132      $   99   $   84
Per-share amount of borrowings
  outstanding at end of period            $ 3.39   $ 3.54       $ 5.53      $ 4.11   $ 3.12
Per-share amount of net assets,
  excluding borrowings, at end
  of period ............................  $15.76   $15.21       $17.78      $16.57   $15.24
Asset coverage ratio (d) ...............     465%     430%         322%        403%     488%

(a) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT A SALES CHARGE.
(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(c) FISCAL 1998 AND 1997 RATIOS INCLUDE 0.05% AND 0.08%, RESPECTIVELY, OF OPERATING EXPENSES ASSOCIATED WITH REAL ESTATE OWNED.
(d) REPRESENTS NET ASSETS, EXCLUDING BORROWINGS, AT END OF PERIOD DIVIDED BY BORROWINGS OUTSTANDING AT END OF PERIOD.
(e) EFFECTIVE AUGUST 10, 1998, THE ADVISOR WAS CHANGED FROM PIPER CAPITAL TO U.S. BANK.

--------------------------------------------------------------------------------

        13  2001 Annual Report - American Strategic Income Portfolio III

                           INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------


AMERICAN STRATEGIC INCOME PORTFOLIO III                                         May 31, 2001
 .................................................................................................................

                                                             Date                                        Market
Description of Security                                    Acquired   Par Value          Cost          Value (a)
---------------------------------------------------------  --------  -----------     ------------     ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT AND AGENCY SECURITIES (b) (19.7%):
  U.S. AGENCY MORTGAGE-BACKED SECURITIES (19.7%):
    FIXED RATE (19.7%):
      9.00%, FHLMC, 7/1/30 ..............................  7/17/00   $11,487,872     $ 11,803,677     $ 12,026,424
      6.50%, FNMA, 6/1/29 ...............................  5/17/99    12,304,838       12,216,622       12,170,224
      8.00%, FNMA, 6/1/30 ...............................   5/9/00     6,565,076        6,478,662        6,796,889
      7.50%, FNMA, 4/1/30 ...............................   5/9/00     7,412,207        7,151,754        7,578,981
      7.50%, FNMA, 5/1/30 ...............................   5/9/00     6,978,019        6,733,348        7,135,024
      8.00%, FNMA, 5/1/30 ...............................   5/9/00     6,077,299        5,997,310        6,291,889
                                                                                     ------------     ------------

        Total U.S. Government and Agency Securities  ....                              50,381,373       51,999,431
                                                                                     ------------     ------------

PRIVATE MORTGAGE-BACKED SECURITIES (e) (4.8%):
  FIXED RATE (4.8%):
      9.25%, Oly Holigan, LP, 1/1/04                       12/26/00    6,000,000        6,000,000        6,120,000
      8.79%, First Gibralter, Series 1992-MM,
        Class B, 6/1/01 .................................  7/15/93     1,122,082          473,939               --
      9.25%, Oly McKinney, 8/11/03 ......................  8/11/00     6,500,000        6,500,000        6,630,000
                                                                                     ------------     ------------

        Total Private Mortgage-Backed Securities  .......                              12,973,939       12,750,000
                                                                                     ------------     ------------

WHOLE LOANS AND PARTICIPATION MORTGAGES (c,d,e) (94.6%):
  COMMERCIAL LOANS (32.3%):
      1200 Washington, 9.65%, 12/1/05 ...................  11/21/00    2,938,211        2,938,211        3,085,122
      4295/4299 San Felipe Associates LP,
        9.33%, 8/1/06 ...................................  7/12/00     5,150,000        5,150,000        5,407,500
      Academy Spectrum, 7.70%, 5/1/09 ...................  4/20/99     4,448,078        4,448,078        4,434,412
      Atwood Oceanics I, 7.29%, 6/1/04 ..................  5/22/01     2,900,000        2,900,000        2,987,000
      Atwood Oceanics II, 9.88%, 6/1/04 .................  5/22/01       720,000          720,000          664,486
      Blacklake Place I and II, 8.66%, 9/1/07 ...........  8/12/97     4,602,116        4,602,116        4,828,268
      Blacklake Place III, 8.66%, 9/1/07 ................  8/12/97     2,301,058        2,301,058        2,411,577
      Brookhollow West and Northwest Technical Center,
        8.11%, 8/1/02 ...................................  7/29/97     3,508,727        3,508,727        3,543,814
      CUBB Properties Mobile Home Park,
        8.03%, 11/1/07 ..................................  11/4/97     2,712,580        2,712,580        2,801,734
      Denmark House Office Building I, 8.80%, 2/1/05 ....  1/28/00     5,400,000        5,400,000        5,508,000
      Denmark House Office Building II,
        11.38%, 2/1/05 ..................................  1/28/00     1,060,000        1,060,000        1,031,217
      Duncan Office Building, 7.88%, 6/1/08 .............  5/19/98       699,993          699,993          711,732
      Indian Street Shoppes, 7.88%, 2/1/09 ..............  1/27/99     2,254,512        2,254,512        2,240,250
      Jackson Street Parking Lot, 8.50%, 7/1/07 .........  6/30/98       246,511          246,511          248,976
      Jackson Street Warehouse, 8.53%, 7/1/07 ...........  6/30/98     2,906,291        2,906,291        3,051,605

                                                             Date                                        Market
Description of Security                                    Acquired   Par Value          Cost          Value (a)
---------------------------------------------------------  --------  -----------     ------------     ------------
      Jefferson Office Building, 7.38%, 12/1/13 .........  11/5/98   $ 1,039,949     $  1,039,949     $  1,025,192
      John Brown Office Building, 8.80%, 6/1/03 .........  7/23/97     4,611,778        4,611,778        4,750,131
      Kimball Professional Office Building,
        7.88%, 7/1/08 ...................................   7/2/98     2,256,051        2,256,051        2,279,869
      Lake Pointe Corporate Center, 8.57%, 7/1/07 .......   7/7/97     3,752,934        3,752,934        3,939,977
      LAX Air Freight Center, 7.90%, 1/1/08 .............  12/29/97    3,293,854        3,293,854        3,369,826
      NCGR Office Building, 8.65%, 2/1/06 ...............   1/8/01     4,291,455        4,291,455        4,506,027
      North Austin Business Center, 9.05%, 5/1/07 .......  4/10/97     2,944,400        2,944,400        3,091,620
      One Metro Square Office Building,
        8.78%, 10/1/02 ..................................  9/24/97     2,853,244        2,853,244        2,853,244
      One Park Center, 8.93%, 2/1/06 ....................  1/11/01     1,795,187        1,795,187        1,884,947
      Pacific Shores Mobile Home Park II,
        11.00%, 10/1/06 .................................  9/27/96       612,578          609,515          643,207
      Pilot Knob Service Center, 8.95%, 7/1/07 ..........  6/20/97     1,451,370        1,451,370        1,523,939
      PMG Plaza, 8.95%, 4/1/04 ..........................  3/20/97     2,464,275        2,464,275        2,538,203
      Rancho Bernardo Financial Plaza, 8.88%, 1/1/05 ....  12/26/00    2,380,000        2,380,000        1,909,466
      Santa Monica Center, 8.35%, 2/1/07 ................  1/27/00     4,928,608        4,928,608        4,977,894
      Shoppes at Jonathan's Landing, 7.95%, 5/1/10 ......  4/12/00     2,975,187        2,975,187        2,946,696
                                                                                     ------------     ------------
                                                                                       83,495,884       85,195,931
                                                                                     ------------     ------------

  MULTIFAMILY LOANS (45.5%):
      Ambassador House Apartments, 8.10%, 2/1/10 ........   1/5/00     3,464,512(b)     3,464,512        3,585,323
      Arbor Parks and Woodridge Apartments,
        7.53%, 9/1/03 ...................................  8/27/98    17,106,185(b)    17,106,185       17,277,247
      Boardwalk Apartments, 7.33%, 2/1/08 ...............  1/16/98     5,220,362        5,220,362        5,124,933
      Clackamas Trail Apartments, 9.44%, 7/1/01 .........   7/3/97    13,752,230       13,752,230       13,475,466
      Crescent Oaks Apartments I, 9.30%, 7/1/03 .........  6/22/00     3,890,000        3,890,000        4,006,700
      Crescent Oaks Apartments II, 12.88%, 7/1/03 .......  6/22/00       385,000          385,000          351,304
      Falls Apartments, 9.88%, 7/1/03 ...................  5/12/93     3,745,221        3,704,945        3,820,126
      Geneva Village Apartments, 9.38%, 11/1/04 .........  10/14/94    1,053,257        1,049,375        1,095,387
      Grand Forks Multifamily, 10.48%, 12/1/01 ..........  11/9/94     2,254,629        2,244,632        2,254,629
      Green Valley Apartments I, 9.31%, 5/1/03 ..........  4/14/00     8,100,000        8,100,000        8,343,000
      Green Valley Apartments II, 13.38%, 5/1/03 ........  4/14/00     1,300,000        1,300,000        1,160,907
      Harpers Ferry Apartments, 10.44%, 12/1/01 .........  12/1/94     1,761,022        1,744,465        1,778,632
      HazelTree Apartments I, 9.26%, 12/1/03 ............  11/20/00    7,100,000        7,100,000        7,313,000
      HazelTree Apartments II, 14.88%, 11/1/03 ..........  11/20/00      887,500          887,500          909,853

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

        14  2001 Annual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------

AMERICAN STRATEGIC INCOME PORTFOLIO III
(CONTINUED)

                                                             Date                                        Market
Description of Security                                    Acquired   Par Value          Cost          Value (a)
---------------------------------------------------------  --------  -----------     ------------     ------------
      Heritage Park Apartments, 8.88%, 2/1/04 ...........  1/31/97   $ 1,842,427     $  1,842,427     $  1,897,700
      Huntington Hills Apartments, 8.63%, 11/1/05 .......  10/2/95     1,190,277        1,184,325        1,249,791
      Johanson Arms Apartments, 9.23%, 6/1/04 ...........  5/16/96     1,972,426        1,972,797        2,051,323
      Maple Village Apartments, 9.38%, 11/1/04 ..........  10/14/94    1,100,641        1,096,523        1,144,667
      Meadowview Apartments, 9.38%, 11/1/04 .............  10/14/94      781,015          778,495          812,255
      Meridian Pointe Apartments, 8.73%, 2/1/12 .........   3/7/97     1,160,260        1,160,260        1,218,273
      Mission Village Apartments, 9.43%, 9/1/01 .........  8/11/94     2,109,195        2,098,649        2,109,195
      Parkway Village Apartments, 9.38%, 11/1/04 ........  10/14/94      758,057          755,651          788,379
      Riverbrook Apartments I, 8.55%, 3/1/10 ............   3/1/00     3,056,997(b)     3,056,997        3,209,846
      Riverbrook Apartments II, 10.88%, 3/1/10 ..........  2/13/01       324,586          324,586          340,815
      Rose Park Apartments, 9.38%, 11/1/04 ..............  10/14/94      578,059          576,305          601,182
      Royal Court Apartments, 8.88%, 10/1/04 ............  9/11/97     1,340,315        1,340,315        1,367,122
      Shelter Island Apartments, 7.63%, 12/1/08 .........  11/4/98    13,152,168(b)    13,152,168       13,365,930
      Southlake Villa Apartments, 9.38%, 11/1/04 ........  10/14/94      675,508          672,921          702,529
      Tradewinds I, 8.95%, 10/1/01 ......................  9/30/98     9,678,395        9,678,394        9,775,178
      Valley Manor Apartments, 8.35%, 11/1/05 ...........  7/14/98     3,614,437(b)     3,614,437        3,795,159
      WestTree Apartments, 8.90%, 11/1/10 ...............  10/12/00    4,955,517        4,955,517        5,203,293
                                                                                     ------------     ------------
                                                                                      118,209,973      120,129,144
                                                                                     ------------     ------------

  SINGLE-FAMILY LOANS (16.8%):
      Arbor, 9.27%, 8/16/17 .............................  2/16/96     1,739,947        1,743,942        1,739,947
      Barclays, 8.76%, 6/7/25 ...........................  11/7/95       712,331(b)       678,546          711,462
      Bayview Financial, 6.67%, 2/21/20 .................  7/21/95       289,422(b)       247,863          288,675
      Delaware II, 8.90%, 11/27/07 ......................  6/30/93     2,768,290(b)     2,561,358        2,782,626
      Fairbanks IV, 8.47%, 4/3/19 .......................  11/3/94     1,724,281(b)     1,472,147        1,719,544
      Federal Mortgage, 8.50%, 12/15/20 .................  6/15/93        38,189           29,709           38,863
      First Boston II, 9.02%, 7/31/09                      4/30/93     1,117,275(b)       997,466        1,082,980
      First Boston III, 8.99%, 2/1/13 .                    7/29/93     1,224,906(b)     1,050,701        1,243,911
      First Boston IV, 8.93%, 3/1/12 .                     12/17/93    1,207,592(b)     1,110,068        1,174,276
      First Boston V, 8.67%, 5/26/16                       4/26/95       799,276(b)       788,286          822,670
      Greenwich, 9.28%, 4/16/05 .........................  2/16/96       390,561(b)       380,872          401,168
      Kidder Peabody I, 9.25%, 9/1/10 ...................  9/30/93     1,195,686(b)     1,070,421        1,200,832
      Kidder Peabody II, 9.32%, 5/1/13 ..................  3/14/94       194,231          182,929          200,058
      Knutson III, 9.61%, 4/1/15 ........................  3/26/93       442,210(b)       415,952          455,364
      Maryland National, 9.42%, 9/1/19 ..................  10/6/93       805,856(b)       728,830          802,560

                                                             Date      Shares/                           Market
Description of Security                                    Acquired   Par Value          Cost          Value (a)
---------------------------------------------------------  --------  -----------     ------------     ------------
      Meridian IV, 8.37%, 8/16/16 .......................  1/20/95   $ 3,167,390(b)  $  2,948,145     $  3,206,151
      Meridian V, 8.35%, 10/6/17 ........................   4/6/95     1,576,902(b)     1,505,521        1,623,315
      Minneapolis Employees Retirement Fund,
        8.41%, 2/10/14 ..................................  4/10/96     2,103,730(b)     1,951,984        2,133,511
      Mortgage Access, 10.04%, 9/30/19 ..................  6/30/93       304,501          287,559          313,636
      Nomura, 9.87%, 12/16/23 ...........................  12/16/93   11,943,358(b)    12,362,963       12,191,313
      Nomura III, 8.47%, 12/29/17 .......................  9/29/95     7,795,317(b)     6,792,989        7,733,554
      President Homes 93-6E, Sales Inventory,
        9.76%, 11/1/22 ..................................  12/13/93      162,304          160,679          149,693
      President Homes 94-1B, Sales Inventory,
        9.63%, 11/18/23 .................................   7/1/94        98,885           97,483          101,852
      Sears Mortgage, 7.87%, 10/1/17 ....................  7/16/93       270,302          254,084          275,459
      Shearson Lehman, 9.31%, 6/1/17 ....................  5/26/93     1,952,569(b)     1,720,895        1,983,303
                                                                                     ------------     ------------
                                                                                       41,541,392       44,376,723
                                                                                     ------------     ------------

        Total Whole Loans and
          Participation Mortgages  ......................                             243,247,249      249,701,798
                                                                                     ------------     ------------

PREFERRED STOCK (0.4%):
  REAL ESTATE INVESTMENT TRUST (0.4%):
      AMB Property ......................................  3/26/01         5,000          125,399          123,750
      Archstone Community Trust, Series C ...............  4/23/01         5,000          126,550          126,250
      Archstone Community Trust, Series D ...............  4/23/01         3,525           91,861           90,945
      Avanlonbay Communities, Series G ..................  3/28/01         1,050           26,726           26,355
      CarrAmerica Realty Trust, Series B ................  4/23/01         5,000          118,849          118,200
      CarrAmerica Realty Trust, Series C ................  4/23/01         5,000          117,737          117,100
      CarrAmerica Realty Trust, Series D ................  4/23/01         5,000          118,823          118,750
      Centerpoint Properties, Series A ..................  3/26/01         5,000          123,103          122,250
      Duke Realty Investments, Series E .................  4/23/01           625           15,506           15,781
      New Plan Excel Realty Trust, Series B .............  3/26/01         5,000          118,867          120,250
                                                                                     ------------     ------------

        Total Preferred Stock  ..........................                                 983,421          979,631
                                                                                     ------------     ------------
RELATED PARTY MONEY MARKET FUND (0.5%):
      First American Prime Obligations Fund .............  5/31/01     1,331,530(f)     1,331,530        1,331,530
                                                                                     ------------     ------------

        Total Investments in Securities (g)  ............                            $308,917,512     $316,762,390
                                                                                     ============     ============

--------------------------------------------------------------------------------

        15  2001 Annual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------

NOTES TO INVESTMENTS IN SECURITIES
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
(b) ON MAY 31, 2001, SECURITIES VALUED AT $134,056,393 WERE PLEDGED AS COLLATERAL FOR THE FOLLOWING OUTSTANDING REVERSE REPURCHASE AGREEMENTS:

                                                                   NAME OF
                                                                   BROKER
                    ACQUISITION                     ACCRUED    AND DESCRIPTION
        AMOUNT         DATE       RATE*     DUE     INTEREST    OF COLLATERAL
      -----------   -----------   -----   -------   --------   ---------------
      $28,954,372     4/12/01     4.65%   4/12/03   $ 74,799          (1)
        4,000,000      5/1/01     5.31%    6/1/01     18,281          (2)
          200,000      5/1/01     5.43%    6/1/01        935          (3)
        2,000,000      5/7/01     5.35%    6/1/01      7,431          (3)
        1,000,000     5/15/01     5.14%    6/1/01      2,427          (3)
       15,000,000     5/31/01     5.06%    6/1/01      2,108          (3)
       21,253,000     5/15/01     4.12%   6/15/01     41,349          (4)
      -----------                                   --------
      $72,407,372                                   $147,330
      ===========                                   ========

* INTEREST RATE AS OF MAY 31, 2001. RATES ARE BASED ON THE LONDON INTERBANK OFFERED RATE (LIBOR) AND RESET MONTHLY.

NAME OF BROKER AND DESCRIPTION OF COLLATERAL:
         (1) MORGAN STANLEY DEAN WITTER:
            FNMA, 6.50%, 6/1/29, $2,500,000 PAR
            FNMA, 7.50%, 4/1/30, $7,412,207 PAR
            FNMA, 7.50%, 5/1/30, $6,978,019 PAR
            FNMA, 8.00%, 5/1/30, $6,077,299 PAR
            FNMA, 8.00%, 6/1/30, $6,565,076 PAR
         (2) MORGAN STANLEY DEAN WITTER:
            AMBASSADOR HOUSE APARTMENTS, 8.10%, 2/1/10, $3,462,015 PAR
            ARBOR PARKS AND WOODRIDGE APARTMENTS, 7.53%, 9/1/03, $17,091,215 PAR RIVERBROOK APARTMENTS I, 8.55%, 3/1/10, $3,053,756 PAR
            SHELTER ISLAND APARTMENTS, 7.63%, 12/1/08, $13,140,619 PAR
            VALLEY MANOR APARTMENTS, 8.35%, 11/1/05, $3,609,819 PAR
         (3) NOMURA:
            BARCLAYS, 8.76%, 6/7/25, $712,331 PAR
            BAYVIEW FINANCIAL, 6.67%, 2/21/20, $289,422 PAR
            DELAWARE II, 8.90%, 11/27/07, $2,715,671 PAR
            FAIRBANKS IV, 8.47%, 4/3/19, $1,724,281 PAR
            FIRST BOSTON II, 9.02%, 7/31/09, $1,117,275 PAR
            FIRST BOSTON III, 8.99%, 2/1/13, $1,193,364 PAR
            FIRST BOSTON IV, 8.93%, 3/1/12, $1,097,364 PAR
            FIRST BOSTON V, 8.67%, 5/26/16, $799,276 PAR
            GREENWICH, 9.28%, 4/16/05, $327,296 PAR
            KIDDER PEABODY I, 9.25%, 9/1/10, $1,195,686 PAR
            KNUTSON III, 9.61%, 4/1/15, $442,210 PAR
            MARYLAND NATIONAL, 9.42%, 9/1/19, $805,856 PAR
            MERIDIAN IV, 8.37%, 8/16/16, $2,874,704 PAR
            MERIDIAN V, 8.35%, 10/6/17, $1,576,902 PAR
            MINNEAPOLIS EMPLOYEES RETIREMENT FUND, 8.41%, 2/10/14, $2,046,095
         PAR
            NOMURA, 9.87%, 12/16/23, $11,860,819 PAR
            NOMURA III, 8.47%, 12/29/17, $7,795,317 PAR
            SHEARSON LEHMAN, 9.31%, 6/1/17, $1,952,569 PAR
         (4) NOMURA:
            FHLMC, 9.00%, 7/1/30, $11,487,872 PAR
            FNMA, 6.50%, 6/1/29, $9,804,838 PAR

     THE FUND HAS ENTERED INTO A LENDING COMMITMENT WITH NOMURA. THE AGREEMENT PERMITS THE FUND TO ENTER INTO REVERSE REPURCHASE AGREEMENTS UP TO $40,000,000 USING WHOLE LOANS AS COLLATERAL. THE FUND PAYS A FEE OF 0.25% TO NOMURA ON ANY UNUSED PORTION OF THE $40,000,000 LENDING COMMITMENT.

(c) INTEREST RATES ON COMMERCIAL AND MULTIFAMILY LOANS ARE THE RATES IN EFFECT MAY 31, 2001. INTEREST RATES AND MATURITY DATES DISCLOSED ON SINGLE-FAMILY LOANS REPRESENT THE WEIGHTED AVERAGE COUPON AND WEIGHTED AVERAGE MATURITY FOR THE UNDERLYING MORTGAGE LOANS AS OF MAY 31, 2001.

(d) COMMERCIAL AND MULTIFAMILY LOANS ARE DESCRIBED BY THE NAME OF THE MORTGAGED PROPERTY. POOLS OF SINGLE-FAMILY LOANS ARE DESCRIBED BY THE NAME OF THE INSTITUTION FROM WHICH THE LOANS WERE PURCHASED. THE GEOGRAPHICAL LOCATION OF THE MORTGAGED PROPERTIES AND, IN THE CASE OF SINGLE FAMILY, THE NUMBER OF LOANS, IS PRESENTED BELOW.

COMMERCIAL LOANS:
         1200 WASHINGTON - MINNEAPOLIS, MN
         4295/4299 SAN FELIPE ASSOCIATES LP - HOUSTON, TX
         ACADEMY SPECTRUM - COLORADO SPRINGS, CO
         ATWOOD OCEANICS I - HOUSTON, TX
         ATWOOD OCEANICS II - HOUSTON, TX
         BLACKLAKE PLACE I & II - OLYMPIA, WA
         BLACKLAKE PLACE III - OLYMPIA, WA
         BROOKHOLLOW WEST AND NORTHWEST TECHNICAL CENTER - HOUSTON, TX CUBB PROPERTIES MOBILE HOME PARK - NEW YORK, NY
         DENMARK HOUSE OFFICE BUILDING I - HOUSTON, TX
         DENMARK HOUSE OFFICE BUILDING II - HOUSTON, TX
         DUNCAN OFFICE BUILDING - OLYMPIA, WA
         INDIAN STREET SHOPPES - STUART, FL
         JACKSON STREET PARKING LOT - PHOENIX, AZ
         JACKSON STREET WAREHOUSE - PHOENIX, AZ
         JEFFERSON OFFICE BUILDING - OLYMPIA, WA
         JOHN BROWN OFFICE BUILDING - HOUSTON, TX
         KIMBALL PROFESSIONAL OFFICE BUILDING - GIG HARBOR, WA
         LAKE POINTE CORPORATE CENTER - MINNEAPOLIS, MN
         LAX AIR FREIGHT CENTER - INGLEWOOD, CA
         NCGR OFFICE BUILDING - SANTA FE, NM
         NORTH AUSTIN BUSINESS CENTER - AUSTIN, TX
         ONE METRO SQUARE OFFICE BUILDING - FARMERS BRANCH, TX
         ONE PARK CENTER - HOUSTON, TX
         PACIFIC SHORES MOBILE HOME PARK II - NEWPORT, OR
         PILOT KNOB SERVICE CENTER - MENDOTA HEIGHTS, MN
         PMG PLAZA - FORT LAUDERDALE, FL
         RANCHO BERNARDO FINANCIAL PLAZA - SAN DIEGO, CA
         SANTA MONICA CENTER - WEST HOLLYWOOD, CA
         SHOPPES AT JONATHAN'S LANDING - JUPITER, FL

MULTIFAMILY LOANS:
         AMBASSADOR HOUSE APARTMENTS - OKLAHOMA CITY, OK
         ARBOR PARKS AND WOODRIDGE APARTMENTS - DALLAS AND FORT WORTH, TX BOARDWALK APARTMENTS - OKLAHOMA CITY, OK
         CLACKAMAS TRAIL APARTMENTS - CLACKAMAS, OR
         CRESCENT OAKS APARTMENTS I - FORT WORTH, TX
         CRESCENT OAKS APARTMENTS II - FORT WORTH, TX
         FALLS APARTMENTS - COLORADO SPRINGS, CO
         GENEVA VILLAGE APARTMENTS - WEST JORDAN, UT
         GRAND FORKS MULTIFAMILY - GRAND FORKS, ND
         GREEN VALLEY APARTMENTS I - RICHARDSON, TX
         GREEN VALLEY APARTMENTS II - RICHARDSON, TX
         HARPERS FERRY APARTMENTS - LAFAYETTE, LA
         HAZELTREE APARTMENTS I - PHOENIX, AZ
         HAZELTREE APARTMENTS II - PHOENIX, AZ
         HERITAGE PARK APARTMENTS - LIVERPOOL, NY
         HUNTINGTON HILLS APARTMENTS - MANKATO, MN
         JOHANSON ARMS APARTMENTS - KINGSBURG, CA
         MAPLE VILLAGE APARTMENTS - AMERICAN FORK, UT
         MEADOWVIEW APARTMENTS - WEST JORDAN, UT
         MERIDIAN POINTE APARTMENTS - KALISPELL, MT
         MISSION VILLAGE APARTMENTS - TUCSON, AZ
         PARKWAY VILLAGE APARTMENTS - WEST JORDAN, UT
         RIVERBROOK APARTMENTS I - TAMPA, FL
         RIVERBROOK APARTMENTS II - TAMPA, FL
         ROSE PARK APARTMENTS - VERNAL, UT
         ROYAL COURT APARTMENTS - MIAMI BEACH, FL
         SHELTER ISLAND APARTMENTS - LAS VEGAS, NV
         SOUTHLAKE VILLA APARTMENTS - SALT LAKE CITY, UT
         TRADEWINDS I - DALLAS, TX
         VALLEY MANOR APARTMENTS - HASTINGS, MN
         WESTREE APARTMENTS - COLORADO SPRINGS, CO

--------------------------------------------------------------------------------

        16  2001 Annual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------
SINGLE-FAMILY LOANS:
         ARBOR - 21 LOANS, NEW YORK
         BARCLAYS - 4 LOANS, MIDWESTERN UNITED STATES
         BAYVIEW FINANCIAL - 4 LOANS, MARYLAND AND VIRGINIA
         DELAWARE II - 88 LOANS, UNITED STATES
         FAIRBANKS IV - 18 LOANS, UNITED STATES
         FEDERAL MORTGAGE - 1 LOAN, CONNECTICUT
         FIRST BOSTON II - 28 LOANS, UNITED STATES
         FIRST BOSTON III - 42 LOANS, UNITED STATES
         FIRST BOSTON IV - 34 LOANS, UNITED STATES
         FIRST BOSTON V - 13 LOANS, UNITED STATES
         GREENWICH - 5 LOANS, COLORADO
         KIDDER PEABODY I - 38 LOANS, UNITED STATES
         KIDDER PEABODY II - 2 LOANS, TEXAS AND VIRGINIA
         KNUTSON III - 11 LOANS, UNITED STATES
         MARYLAND NATIONAL - 12 LOANS, UNITED STATES
         MERIDIAN IV - 51 LOANS, UNITED STATES
         MERIDIAN V - 30 LOANS, UNITED STATES
         MINNEAPOLIS EMPLOYEES RETIREMENT FUND - 63 LOANS, MINNESOTA
         MORTGAGE ACCESS - 2 LOANS, NEW JERSEY
         NOMURA - 330 LOANS, UNITED STATES
         NOMURA III - 124 LOANS, UNITED STATES
         PRESIDENT HOMES, 93-6E SALES INVENTORY - 2 LOANS, IOWA
         PRESIDENT HOMES, 94-1B SALES INVENTORY - 1 LOAN, IOWA
         SEARS MORTGAGE - 5 LOANS, UNITED STATES
         SHEARSON LEHMAN - 52 LOANS, UNITED STATES
(e) SECURITIES PURCHASED AS PART OF A PRIVATE PLACEMENT WHICH HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 AND ARE CONSIDERED TO BE ILLIQUID. ON MAY 31, 2001, THE TOTAL MARKET VALUE OF THESE INVESTMENTS WAS $262,451,798 OR 99.4% OF TOTAL NET ASSETS.
(f) THIS MONEY MARKET FUND IS ADVISED BY U.S. BANCORP PIPER JAFFREY ASSET MANAGEMENT, INC., WHICH ALSO SERVES AS ADVISOR FOR THE FUND. SEE NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
(g) ON MAY 31, 2001, THE COST OF INVESTMENTS IN SECURITIES, INCLUDING REAL ESTATE OWNED, FOR FEDERAL INCOME TAX PURPOSES WAS $309,042,153. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION.......  $ 9,735,758
      GROSS UNREALIZED DEPRECIATION.......   (1,883,987)
                                            -----------
        NET UNREALIZED APPRECIATION.......  $ 7,851,771
                                            ===========

--------------------------------------------------------------------------------

        17  2001 Annual Report - American Strategic Income Portfolio III

                 INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

                      THE BOARD OF DIRECTORS AND SHAREHOLDERS
                      AMERICAN STRATEGIC INCOME PORTFOLIO INC. III:

                      We have audited the accompanying statement of assets and liabilities of American Strategic Income Portfolio Inc. III, including the schedule of investments in securities, as of May 31, 2001, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for each of the two years in the period ended May 31, 1998, were audited by other auditors whose report dated July 10, 1998, expressed an unqualified opinion.

                      We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included examination or confirmation of securities owned as of May 31, 2001, with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

                      In our opinion, the 2001, 2000 and 1999 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Strategic Income Portfolio Inc. III at May 31, 2001, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                 /s/ Ernst & Young LLP

                      Minneapolis, Minnesota
                      June 29, 2001

--------------------------------------------------------------------------------

        18  2001 Annual Report - American Strategic Income Portfolio III

               FEDERAL INCOME TAX INFORMATION
--------------------------------------------------------------------------------

                      The following per-share information describes the federal tax treatment of distributions made during the fiscal year. Distributions for the calendar year will be reported to you on Form 1099-DIV. Please consult a tax advisor on how to report these distributions at the state and local levels.

                      INCOME DISTRIBUTIONS (TAXABLE AS ORDINARY DIVIDENDS, NONE QUALIFYING FOR DEDUCTION BY CORPORATIONS)

                       PAYABLE DATE                              AMOUNT
                       ------------                              -------
                       June 28, 2000 ..........................  $0.0875
                       July 26, 2000 ..........................   0.0850
                       August 26, 2000 ........................   0.0850
                       September 27, 2000 .....................   0.0850
                       October 25, 2000 .......................   0.0850
                       November 21, 2000 ......................   0.0850
                       December 15, 2000 ......................   0.0850
                       January 11, 2001 .......................   0.0850
                       February 21, 2001 ......................   0.0850
                       March 28, 2001 .........................   0.0850
                       April 25, 2001 .........................   0.0850
                       May 23, 2001 ...........................   0.0850
                                                                 -------
                         Total ................................  $1.0225
                                                                 =======

--------------------------------------------------------------------------------

        19  2001 Annual Report - American Strategic Income Portfolio III

               SHAREHOLDER UPDATE
--------------------------------------------------------------------------------

                      SPECIAL SHAREHOLDER MEETING RESULTS
                      A special meeting of the fund's shareholders was held on March 15, 2001. At that meeting, the fund's shareholders approved a change in the funds investment restriction governing investments in real estate. The following votes were cast regarding this matter:

                   SHARES            SHARES                        BROKER
                 VOTED "FOR"     VOTED "AGAINST"   ABSTENTIONS    NON VOTES
               ---------------  -----------------  -----------  -------------
                   9,690,497            655,915      362,086             --

                      ANNUAL MEETING RESULTS
                      An annual meeting of the fund's shareholders was held on August 3, 2000. Each matter voted upon at that meeting, as well as the number of votes cast for, against, or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

                      (1) The fund's shareholders elected to decrease the size
                          of its Board of Directors to eight directors. The following votes were cast regarding this matter:

                   SHARES            SHARES                        BROKER
                 VOTED "FOR"     VOTED "AGAINST"   ABSTENTIONS    NON VOTES
               ---------------  -----------------  -----------  -------------
                  19,772,191             53,197       97,403             --

                      (2) The fund's shareholders elected the following
                          directors:

                                              SHARES       SHARES WITHHOLDING
                                            VOTED "FOR"    AUTHORITY TO VOTE
                                          ---------------  ------------------
Robert J. Dayton........................     19,818,616          104,177
Roger A. Gibson.........................     19,817,132          105,661
Andrew M. Hunter III....................     19,816,916          105,877
Leonard W. Kedrowski....................     19,819,132          103,661
John M. Murphy, Jr......................     19,819,132          103,661
Robert L. Spies.........................     19,816,332          106,461
Joseph D. Strauss.......................     19,819,132          103,661
Virginia L. Stringer....................     19,817,432          105,361

                      (3) The fund's shareholders ratified the selection by the
                          fund's Board of Directors of Ernst & Young as the independent public accountants for the fund for the fiscal year ending May 31, 2001. The following votes were cast regarding this matter:

                   SHARES            SHARES                        BROKER
                 VOTED "FOR"     VOTED "AGAINST"   ABSTENTIONS    NON VOTES
               ---------------  -----------------  -----------  -------------
                  19,806,355             31,130       85,307             --

                      (4) The fund's shareholders voted on a proposal to change
                          the fund's investment restriction governing investments in real estate. This proposal did not receive the required majority of votes required for approval. The following votes were cast regarding this matter:

                   SHARES            SHARES                        BROKER
                 VOTED "FOR"     VOTED "AGAINST"   ABSTENTIONS    NON VOTES
               ---------------  -----------------  -----------  -------------
                   3,222,862          2,554,713      164,979             --

--------------------------------------------------------------------------------

        20  2001 Annual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------

                      SHARE REPURCHASE PROGRAM
                      Your fund's board of directors has approved continuation of the fund's share repurchase program, which enables the fund to "buy back" shares of its common stock in the open market. Repurchases may only be made when the previous day's closing market price per share was at a discount from net asset value. Repurchases cannot exceed 5% of the fund's outstanding shares as of September 9, 1998 (1,203,423 shares).

                      WHAT EFFECT WILL THIS PROGRAM HAVE ON SHAREHOLDERS?
                      We do not expect any adverse impact on the advisor's ability to manage the fund. Because repurchases will be at a price below net asset value, remaining shares outstanding may experience a slight increase in net asset value per share. Although the effect of share repurchases on the market price is less certain, the board of directors believes the program may have a favorable effect on the market price of fund shares. We do not anticipate any material increase in the fund's expense ratio.

                      WHEN WILL SHARES BE REPURCHASED?
                      Share repurchases may be made from time to time and may be discontinued at any time. Share repurchases are not mandatory when fund shares are trading at a discount from net asset value; all repurchases will be at the discretion of the fund's investment advisor. The board of directors' decision whether to continue the share repurchase program will be reported in the next shareholder report.

                      HOW WILL SHARES BE REPURCHASED?
                      We expect to finance the repurchase of shares by liquidating portfolio securities or using current cash balances. We do not anticipate borrowing in order to finance share repurchases.

                      TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN
                      As a shareholder, you may choose to participate in the Dividend Reinvestment Plan. It's a convenient and economical way to buy additional shares of the fund by automatically reinvesting dividends and capital gains. The plan is administered by EquiServe, the plan agent.

                      ELIGIBILITY/PARTICIPATION
                      You may join the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your request is received at least 10 days before the record date for that distribution.

                      If your shares are in certificate form, you may join the plan directly and have your distributions reinvested in additional shares of the fund. To enroll in this plan, call EquiServe at 1-800-543-1627. If your shares are registered in your brokerage firm's name or another name, ask the holder of your shares how you may participate.

                      Banks, brokers, or nominees, on behalf of their beneficial owners who wish to reinvest dividend and capital gains distributions, may participate in the plan by informing EquiServe at least 10 days before each share's dividend and/or capital gains distribution.

--------------------------------------------------------------------------------

        21  2001 Annual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------

                      PLAN ADMINISTRATION
                      Beginning no more than 5 business days before the dividend payment date, EquiServe will buy shares of the fund on the New York Stock Exchange (NYSE) or elsewhere on the open market only when the price of the fund's shares on the NYSE plus commissions is at less than a 5% premium over the fund's most recently calculated net asset value (NAV) per share. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, EquiServe will accept payment of the dividend, or the remaining portion, in authorized but unissued shares of the fund. These shares will be issued at a per-share price equal to the higher of (a) the NAV per share as of the close of business on the payment date or (b) 95% of the closing market price per share on the payment date.

                      By participating in the dividend reinvestment plan, you may receive benefits not available to shareholders who elect not to participate. For example, if the market price plus commissions of the fund's shares is 5% or more above the NAV, you will receive shares at a discount of up to 5% from the current market value. However, if the market price plus commissions is below the NAV, you will receive distributions in shares with an NAV greater than the value of any cash distributions you would have received.

                      There is no direct charge for reinvestment of dividends and capital gains, since EquiServe fees are paid for by the fund. However, if fund shares are purchased in the open market, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your account will be reinvested.

                      EquiServe maintains accounts for plan participants holding shares in certificate form and will furnish written confirmation of all transactions, including information you need for tax records. Reinvested shares in your account will be held by EquiServe in noncertificated form in your name.

                      TAX INFORMATION
                      Distributions invested in additional shares of the fund are subject to income tax, to the same extent as if received in cash. When shares are issued by the fund at a discount from market value, shareholders will be treated as having received distributions of an amount equal to the full market value of those shares. Shareholders, as required by the Internal Revenue Service, will receive Form 1099 regarding the federal tax status of the prior year's distributions.

                      PLAN WITHDRAWAL
                      If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to EquiServe. If your shares are registered in your brokerage firm's name, you may terminate your participation via verbal or written instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

                      If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record.
--------------------------------------------------------------------------------

        22  2001 Annual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------

                      If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

                      PLAN AMENDMENT/TERMINATION
                      The fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by EquiServe with at least 90 days written notice to participants in the plan.

                      Any questions about the plan should be directed to your investment professional or to EquiServe LP, P.O. Box 43011, Providence, RI 02940-3011, 1-800-543-1627.

--------------------------------------------------------------------------------

        23  2001 Annual Report - American Strategic Income Portfolio III

[LOGO]USBANCORP
      Piper Jaffray(R)


      AMERICAN STRATEGIC INCOME PORTFOLIO III
      2001 ANNUAL REPORT

      U.S. Bancorp Piper Jaffray Asset Management, Inc., is a subsidiary of U.S. Bank National Association. Securities products and services are offered through U.S. Bancorp Piper Jaffray Inc., member SIPC and NYSE.
      U.S. Bancorp Piper Jaffray Inc. and U.S. Bank
      National Association are separate entities and wholly owned subsidiaries of U.S. Bancorp.








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